Exhibit 99.12(a)
                                                              ----------------

                                                                EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                  THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, DATED JULY 1, 2006, ("AGREEMENT") AMONG MORGAN STANLEY MORTGAGE CAPITAL INC. ("ASSIGNOR"), MORGAN STANLEY CAPITAL I INC. ("ASSIGNEE") AND QUICKEN LOANS, INC. (THE "COMPANY") AND ACKNOWLEDGED BY LASALLE BANK NATIONAL ASSOCIATION ("LASALLE"), AS TRUSTEE (THE "TRUSTEE") OF MORGAN STANLEY MORTGAGE LOAN TRUST 2006-11 (THE "TRUST"):

                  For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

         1. (a) The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, all of its rights and obligations under that certain Second Amended and Restated Mortgage Loan Purchase and Warranties Servicing Agreement (the "Purchase and Warranties Agreement"), dated as of June 1, 2006, between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase and Warranties Agreement relates to the Mortgage Loans (the "First Assignment and Assumption").

                  The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to (a) Subsection 9.05 of the Purchase and Warranties Agreement or (b) any mortgage loans subject to the Purchase and Warranties Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

                  (b) On and of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Assignee hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Purchase and Warranties Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Assignee (the "Second Assignment and Assumption"), and the Company hereby acknowledges the Second Assignment and Assumption.

Recognition of the Company
--------------------------

         2. The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust under the Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement") among the Assignor, Wells Fargo Bank, National Association, as master servicer (the "Master Servicer") and securities administrator and the Trustee, will be the owner of the Mortgage Loans, (ii) notwithstanding anything stated to the contrary herein, the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, provided that it is understood and agreed that the Company shall look to Assignor for performance of any obligations of the Assignor that have not been assigned to Assignee and its successors as set forth herein, (iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, Wells Fargo Bank, National



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Association, as master servicer (the "Master Servicer") acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase and Warranties Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6 of the Purchase and Warranties Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and
(iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase and Warranties Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase and Warranties Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase and Warranties Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

         3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in the sixth paragraph of Section 9.03, Section 13 and
Section 14.01 of the Purchase and Warranties Agreement shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the Purchase and Warranties Agreement.

Representations and Warranties of the Company
---------------------------------------------

         4. The Company warrants and represents to the Assignor, the Assignee and the Trust as of the date hereof that:

                  a. The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  b. The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase and Warranties Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                  c. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement;

                  d. There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase and Warranties Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase and Warranties Agreement, and the Company is solvent.

                  e. Subject to such events or circumstances which may have occurred or arisen since the related Closing Date, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in (i) Section 9.01 of the Purchase and Warranties Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof and (ii) Section 9.02 of the Purchase and Warranties Agreement are true and correct as of the related Closing Date.

Remedies for Breach of Representations and Warranties.
------------------------------------------------------

         5.

                  a. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 9.03 of the Purchase and Warranties Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

                  b. It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and
         (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

Representations and Warranties of Other Parties
-----------------------------------------------

         6.

                  a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the Purchase and Warranties Agreement or this Agreement.

                  b. Each of the parties hereto (other than the Company) represents and warrants that it is duly and legally authorized to enter into this Agreement.

                  c. Each of the Assignor and Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

Future Covenants of the Company
-------------------------------

         7.

                  a. For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (i) promptly provide the Depositor and the Securities Administrator written notice substantially in the form of Exhibit B hereto (A) any material litigation or governmental proceedings pending against the Company, (B) any Event of Default under the terms of this Agreement or any Purchase Agreement and (C) any merger, consolidation or sale of substantially all of the assets of the Company and (ii) provide to the Depositor and the Securities Administrator a description of such proceedings, affiliations or relationships.

Miscellaneous
-------------

         8. Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

         In the case of the Assignee:

                  Morgan Stanley Capital I Inc.
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Morgan Stanley Mortgage Loan Trust 2006-11

         In the case of the Trustee:

                  LaSalle Bank National Association
                  135 South LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Global Securities and Trust Services MSM 2006-11

         In the case of the Company:

                  Quicken Loans, Inc.
                  20555 Victor Parkway
                  Livonia, Michigan  48152
                  Attention:  Bob Walters
                  Fax:  734-805-7051
                  Email:  BobWalters@quickenloans.com

         9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

         12. Each of this Agreement and the Purchase and Warranties Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase and Warranties Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase and Warranties Agreement.

         13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         14. In the event that any provision of this Agreement conflicts with any provision of the Purchase and Warranties Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

         15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase and Warranties Agreement.

         16. The Assignee will hold information in confidence as set forth in Section 32 of the Purchase and Warranties Agreement, provided such information may be


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                  disclosed to regulatory or administrative authorities or
                  attorneys, auditors or agents in the performance of the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                            MORGAN STANLEY MORTGAGE CAPITAL INC.


                                            By: /s/ Valerie Kay
                                               ---------------------------------
                                            Name:   Valerie Kay
                                            Title:  VP


                                            MORGAN STANLEY CAPITAL I INC.


                                            By: /s/ Valerie Kay
                                               ---------------------------------
                                            Name:   Valerie Kay
                                            Title:  VP


                                            QUICKEN LOANS, INC.


                                            By: /s/ Robert Walters
                                               ---------------------------------
                                            Name:   Robert Walters
                                            Title:  EVP, Capital Markets




Acknowledged and Agreed:

LASALLE BANK NATIONAL ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-11


By: /s/ Ritz Lopez
    -----------------------------------
Name:   Ritz Lopez
Title:  VP

                                   EXHIBIT A

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]

                                   EXHIBIT B


Additional Disclosure Notification

Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer 9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services - MSM 2006-11 - SEC REPORT PROCESSING

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust 2006-11


RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

         In accordance with Section 7(a) of the Assignment, Assumption and Recognition Agreement, dated as of [date], among Morgan Stanley Capital I Inc., as Depositor, Quicken Loans, Inc., Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer, and LaSalle Bank National Association as Trustee. The Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:


List of Any Attachments hereto to be included in the Additional Form [ ]
Disclosure:

         Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].
                                                                 [NAME OF PARTY]

                                                                       as [role]

                                                          By: __________________

                                                    Name:

                                                    Title: